                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) November 9, 1999


                       ContiSecurities Asset Funding Corp.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                   033-96410               16-1496047
                                                              16-1496045
------------------------------ ------------------------ ----------------------
 (State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                 File Number)             ID Number)



3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada               89102
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                              (702) 822-5836
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events

     On November 9, 1999, the ContiMortgage Home Equity Loan Trust 1995-4, ContiMortgage Home Equity Loan Trust 1996-1, entered into a SUPPLEMENTAL SERVICING AMENDMENT by and among ContiMortgage Corporation, as Servicer, ContiWest Corporation, ContiSecurities Asset Funding Corp., as Depositor, Greenwich Capital Financial Products, Inc., as Supplemental Servicer and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under each of the Pooling and Servicing Agreements referenced above.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


               99.1 SUPPLEMENTAL SERVICING AMENDMENT, dated as of November 9, 1999 by and among ContiMortgage Corporation, as Servicer, ContiWest Corporation, ContiSecurities Asset Funding Corp., as Depositor, Greenwich Capital Financial Products, Inc., as Supplemental Servicer and Manufacturers and Traders Trust Company, a New York banking corporation, as Trustee, in its capacity as Trustee under each of the Pooling and Servicing Agreements referenced above.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CONTISECURITIES ASSET FUNDING CORP.

                                             By:  /s/ Alan Fishman
                                                  ------------------------------
                                                  Name:  Alan Fishman
                                                  Title:    Authorized Signatory

                                             By:  /s/ Frank Baier
                                                  ------------------------------
                                                  Name:  Frank Baier
                                                  Title:
  Authorized Signatory


Dated: February 8, 2000